SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 13, 2000
                        (Date of earliest event reported)


                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                       000-25831                  11-3439392
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 (State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)               Identification
 incorporation)                                                 Number)


200 Broadhollow Road, Suite 207, Melville, New York             11747
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code          (516) 393-5016
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              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     (a) On January 13, 2000 the Board of Directors determined to replace Hays & Company, the Company's independent public accountants for the fiscal year ended June 30, 1999, with Richard A. Eisner & Co., LLP, which will be the Company's independent public accountants for its fiscal year ended June 30, 2000.

     (b) In connection with the audit for the Company's fiscal years ended June 30, 1999 and 1998 and through the date of this report, there were no disagreements with Hays & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which agreements, if not resolved to their satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

     (c) The report of Hays & Company for the years ended June 30, 1999 and 1998 do not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.

     (d) The Company has not had any discussions nor received any written opinion or oral advice from Richard A. Eisner & Co., LLP during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the registrant's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (c) Exhibits
         --------

          Letter from Hays & Company  required by Item  304(a)(3) of  Regulation
     S-K.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NETWOLVES CORPORATION

                                      /s/ Walter M. Groteke
                                      ----------------------------
                                      Walter M. Groteke, President

Dated:  January 13, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     NetWolves Corporation
        File No. 000-25831

Commissioners:

We have read Item 4 of the Form 8-K of NetWolves Corporation dated January 13, 2000. We agree with statements concerning our Firm in such Form 8-K.

Very truly yours,


s/ Hays & Company

Hays & Company
New York, New York
January 13, 2000